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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


                                       FORM 8-K


                                    CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported)   October 27, 1997
                                                            -----------------


                              IMPCO Technologies, Inc.
                ------------------------------------------------------
                (Exact Name of Registrant as Specified in its Charter)


                                     Delaware
                    ----------------------------------------------
                    (State or Other Jurisdiction of Incorporation)


          0-16115                                      91-1039211
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


   16804 Gridley Place, Cerritos, California                      90703
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                   (Zip Code)


                                  (562) 860-6666
                 ----------------------------------------------------
                 (Registrant's Telephone Number, Including Area Code)



                                  AirSensors, Inc.
            -------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

    IMPCO Technologies, Inc., formerly known as AirSensors, Inc., has called for redemption of its Common Stock Purchase Warrants. The redemption date is December 12, 1997. Warrants may be exercised prior to the redemption date. Two Warrants entitle the holder to purchase one share of Common stock at a purchase price of $7.50 per share. Warrants that have not been exercised prior to 5:00 p.m., Eastern Time, on December 11, 1997 will be redeemed at a redemption price of $0.10 per Warrant.



                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  IMPCO Technologies, Inc.


Date: October 27, 1997            By   /s/ Dale L. Rasmussen
                                     -----------------------------------------
                                       Dale L. Rasmussen
                                       Senior Vice President and Secretary


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